UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 1, 2018

Xenith Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 433-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 1, 2018, Xenith Bankshares, Inc. (“Xenith”) completed its previously announced merger with Union Bankshares Corporation (“Union”). The merger of Xenith with and into Union (the “Merger”), with Union surviving the Merger, was effected pursuant to an Agreement and Plan of Reorganization, dated as of May 19, 2017, between Union and Xenith, and a related Plan of Merger (together, the “Merger Agreement”). At the effective time of the Merger (the “Effective Time”), each share of Xenith common stock that was outstanding immediately prior to the Effective Time was converted into the right to receive 0.9354 shares (the “Exchange Ratio”) of Union common stock (the “Merger Consideration”), with cash to be paid in lieu of fractional shares.

At the Effective Time, each option to purchase shares of Xenith common stock, whether vested or unvested, that was outstanding and unexercised immediately prior to the Effective Time was converted into the right to receive a cash payment in an amount equal to the product of (i) the difference between (A) the product of the average of the closing sale prices of Union common stock on the NASDAQ Global Select Market (the “NASDAQ”) for the 10 full trading days ending on the trading day immediately preceding the Effective Time and the Exchange Ratio (the “Conversion Price”) and (B) the per share exercise price of the option immediately prior to the Effective Time, and (ii) the number of shares of Xenith common stock subject to such option, subject to any applicable withholdings. Any options to purchase shares of Xenith common stock with a per share exercise price in excess of the Conversion Price were cancelled without payment.

At the Effective Time, each warrant exercisable for shares of Xenith common stock that was outstanding and unexercised immediately prior to the Effective Time was converted into a warrant to acquire, on the same terms and conditions as were applicable under such warrant immediately prior to the Effective Time, the number of shares of Union common stock equal to the product of the number of shares of Xenith common stock subject to such warrant immediately prior to the Effective Time and the Exchange Ratio (rounding any resultant fractional share down to the nearest whole number of shares), at a price per share of Union common stock equal to the price per share under the warrant divided by the Exchange Ratio (rounding any resultant fractional cent up to the nearest whole cent).

At the Effective Time, each outstanding restricted stock award granted by Xenith and each outstanding restricted stock unit award in respect of Xenith common stock granted by Xenith vested fully and was converted into the right to receive the Merger Consideration in respect of each share of Xenith common stock underlying such award. Each share of Union common stock outstanding immediately prior to the Merger remained outstanding and was unaffected by the Merger.

Shortly after the Effective Time, Xenith Bank, Xenith’s wholly-owned bank subsidiary, was merged with and into Union Bank & Trust, Union’s wholly-owned bank subsidiary (“Union Bank”), with Union Bank surviving.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, Xenith no longer fulfills the listing requirements of the NASDAQ. On December 29, 2017, Xenith notified the NASDAQ that the transactions contemplated by the Merger Agreement were expected to close on January 1, 2018. Xenith requested that the NASDAQ (i) suspend trading in shares of Xenith common stock at the close of business on December 29, 2017 and (ii) file with the Securities and Exchange Commission (the “Commission”) a notification of delisting of Xenith common stock on Form 25 under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Xenith common stock is no longer listed on the NASDAQ.

Xenith intends to file with the Commission certifications on Form 15 under the Exchange Act to deregister Xenith common stock under Section 12(g) of the Exchange Act and suspend Xenith’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

At the Effective Time, each share of Xenith common stock was converted into the right to receive 0.9354 shares of Union common stock.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

On January 1, 2018, Xenith was merged with and into Union pursuant to the Merger Agreement, with Union surviving the Merger.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, all of Xenith’s directors ceased serving on the Xenith board of directors as of the Effective Time.

Also in connection with the Merger, and pursuant to the terms of the Merger Agreement, each of (i) T. Gaylon Layfield, III, Xenith’s Chief Executive Officer, (ii) Donna W. Richards, Xenith’s President and Chief Operating Officer, (iii) Thomas W. Osgood, Xenith’s Executive Vice President and Chief Financial Officer, and (iv) Thomas B. Dix III, Xenith’s Executive Vice President of Commercial Lending and Co-Head of Commercial Banking, Maryland and North Carolina (together, the “Executive Officers”) were terminated effective immediately prior to the Effective Time.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Reorganization, dated as of May 19, 2017, by and between Union Bankshares Corporation and Xenith Bankshares, Inc. (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Xenith Bankshares, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.) (Incorporated by reference to Exhibit 2.1 to Xenith Bankshares, Inc.’s Current Report on Form 8-K filed on May 23, 2017 (File No. 001-32968)).

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of May 19, 2017, by and between Union Bankshares Corporation and Xenith Bankshares, Inc. (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Xenith Bankshares, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.) (Incorporated by reference to Exhibit 2.1 to Xenith Bankshares, Inc.’s Current Report on Form 8-K filed on May 23, 2017 (File No. 001-32968)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2018

UNION BANKSHARES CORPORATION, as successor to Xenith Bankshares, Inc.

By:	/s/ Robert M. Gorman
Name:	Robert M. Gorman
Title:	Executive Vice President and Chief Financial Officer